MATINAS BIOPHARMA

Corporate Presentation

September 2022

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including those relating to the Company’s product development, clinical and regulatory timelines, market opportunity, cash flow and other statements that are predictive in nature, that depend upon or refer to future events or conditions. All statements other than statements of historical fact are statements that could be forward-looking statements. Forward-looking statements include words such as “expects,” “anticipates,” “intends,” “plans,“ “could,” “believes,” “estimates” and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, our ability to obtain additional capital to meet our liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials of our product candidates; our ability to successfully complete research and further development and commercialization of our product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; our ability to protect the Company's intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company's products; and the other factors listed under “Risk Factors” in our filings with the SEC, including Forms 10-K, 10-Q and 8-K. Investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this release. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Matinas BioPharma’s product candidates are all in a development stage and are not available for sale or use

Lipid Nanocrystal (LNC) Platform: Clinically Validated Intracellular Delivery

Next generation platform delivery beyond LNPs and viral vectors



Extra-hepatic Targeting

- Selective uptake by phagocytic cells (e.g., macrophages) and cells with externalized phosphatidylserine (e.g., injured, inflamed and infected cells and tumor cells)
- Demonstrated delivery across the blood-brain barrier (BBB)



Safe

- No evidence of immunogenicity
- No cytotoxicity
- Deliver high tissue concentrations of drug with low plasma levels
- No off-target toxicity observed to date



Versatile

- Delivery of small molecules, nucleic acid polymers (ASOs, DNA, mRNA, siRNA), proteins, peptides and vaccines without membrane damage
- Multiple routes of administration (including oral)
- Improved stability and shelf-life

What Are Lipid Nanocrystals (LNCs) and How Do They Deliver Drugs?

LNC Structure

Calcium (Ca^{2+}) ions

Phosphatidylserine (PS) crystalline shell, engineered to self-assemble into nano-crystals in the presence of Ca^{2+}

Drug Cargo


Cochleate

Phosphatidylserine (PS)

Stable, phospholipid-calcium crystalline nanocrystals

50-500 nm

LNCs achieve effective intracellular delivery via <u>BOTH</u> phagocytosis and fusion.

LNC Delivery


Nanocochleate
Nanocochleates
Cell membrane
Cytoplasm
Fusion of nanocochleate with cell membrane

PS on the outer cell membrane is also a precursor for cell-to-cell fusion


Phagocytosis of nanocochleate
Macrophage
Nucleus
Endosome
Phosphatidylserine receptors

PS on the outer layer is an "eat-me" signal enabling phagocytosis

MATINAS BIOPHARMA

Physiologic Importance of Phosphatidylserine on the Surface of Cells

Normally, PS is confined to the inner layer (facing cytosol)



Phosphatidylserine



Cell membrane
Cytosol
Infection
Injury
Inflammation
Cell membrane
Cytosol

With "activation" PS moves from the inner layer to the outer layer (cell membrane)

Expression of PS on Multiple Cell Surfaces



PS-exposure
A. Blood coagulation
B. Removal of apoptotic cells
C. Mineralization
Osteoblasts
Matrix vesicles
Calcifying VSMC
D. Viral infection
Virus
Host cell
E. Myoblast fusion
Myoblasts
Myocyte
F. Fertilization
Acrosomal cap
Sperm cell
Egg cell
G. Erythropoiesis
Erythroblast
Reticulocyte
Pyrenocyte
Engulfment
Central macrophage
H. Erythrocyte clearance
Erythrocyte
PS exposure
Kupffer cell
I. Rod cell shedding
Rod outer segment
RPE
POS
Engulfment
J. Synaptic pruning
Neuron A
Neuron B
Neuron C
Unwanted synapse
Astrocyte or microglia cell

Bevers EM *et al.*
Physiol Rev 2016; 96: 605-45
doi: 10.1152/physrev.00020.215

MATINAS BIOPHARMA

Unlocking the Full Potential of the LNC Platform

Matinas is working internally and with third parties to push the boundaries of LNC delivery

Past

Oral Formulations of Anti-Infectives

- MAT2203
- MAT2501

Present

Intracellular Delivery of Nucleic Acids

- siRNA
- ASO
- mRNA
- DNA

Future

Broad Therapeutic Applications

Infection
- Anti-infectives
- Antivirals

Pulmonary
- Acute/chronic respiratory diseases

Inflammation
- Neuro-inflammatory diseases
- Autoimmune diseases
- Acute/chronic Inflammatory diseases

Immune Rx
- Vaccines
- Immune tolerance

Oncology
- Hematologic & solid tumor malignancies

Fibrosis
- Organ fibrosis
- Wound healing

LNC: The Next Generation of Intracellular Nucleic Acid Delivery

	 Lipid Nanocrystals (LNCs)	 Adeno-Associated Virus (AAV)	 Lipid Nanoparticle (LNP)
Oral Dosing	✓ 2 Proven Assets	✗ Not Orally Available	✗ Not Orally Available
Targeting	✓ Phagocytes & activated cells	✗ Local delivery to eye and CNS	✗ RES, spleen, liver uptake
Payload size	✓ > 11 kb genomes	✗ < 5 kb genomes	✓ No practical limits
Safety / Redosing	✓ Non-immunogenic platform	✗ Genome integration; limited redosing	✗ Anti-PEG allergy can limit redosing
Stability	✓ mRNA stable for 4 months at room temp.	✗ Cold chain required	✗ Cold chain with limited shelf life

Matinas' Pipeline and Discovery Programs: Internal and Collaborative

Program	Indication	Discovery	Preclinical	Phase 1	Phase 2	Collaborators
MAT2203 LNC-Amphotericin B (oral)	*Cryptococcal Meningitis*	*EnACT Cohort 4 (Top-line Results Q4 2022)*				NIH
	Invasive Fungal Infections	*In vivo studies ongoing*				
MAT2501 LNC-Amikacin (oral)	*Non-tuberculous mycobacteria (NTM)*	*Phase1 SAD Study*				CYSTIC FIBROSIS FOUNDATION
LNC-Remdesivir (oral)	*SARS-COVID19*					GILEAD, NIH
LNC-ASO	*Undisclosed*					Genentech A Member of the Roche Group
LNC-small molecule	*Undisclosed*					Genentech A Member of the Roche Group
LNC-Fab fragment	*Undisclosed*					Genentech A Member of the Roche Group
LNC-mRNA	*Vaccines*					BIONTECH
Internal platform programs (LNC nucleic acids)	*Undisclosed*	*mRNA, DNA Plasmids, Oligos*				

Internal Programs *Joint Programs*

MATINAS BIOPHARMA

MAT2203

ORAL AMPHOTERICIN B

Phase 3 set to commence Q1 2023



MATINAS BIOPHARMA

MAT2203: Unmet Medical Need in Invasive Fungal Infections


Available systemically and orally
Potent - Fungicidal
Well-tolerated and safe
Low propensity for resistance
Minimal drug-drug interactions
Penetrates well into infected tissues
Cost-effective
THE IDEAL ANTIFUNGAL AGENT

MAT2203 is a promising potential therapeutic option

for the treatment of <u>multiple</u> serious and life-threatening fungal infections

MATINAS BIOPHARMA

MAT2203: A Novel Approach with a Proven Therapeutic Agent

MAT2203

Oral amphotericin B formulation utilizing LNCs

Initial indication in cryptococcal meningitis

Efficient intracellular delivery to immune cells and delivery directly to infected tissues

IMPROVED PROFILE

LNC formulation enables oral administration, bioavailability and **improved nephrotoxicity** over IV amphotericin

Demonstrated ability to **cross the blood-brain barrier** (BBB) with an oral therapy

POTENTIAL CLINICAL IMPACT

Potential to **expand the use of amphotericin B** beyond treatment of CM to other invasive infections and prophylaxis for immunocompromised (IC) patients

Orphan Drug Designation (ODD) + 4 Qualified Infectious Disease (QIDP) and Fast Track Designation

Cryptococcal Meningitis Is a Severe Fungal Infection with High Mortality

Deadly invasive fungal infection of the brain

Typically affects immunocompromised individuals

10-20%
of all HIV-related deaths

180,000
deaths per year worldwide



7,200
Estimated incidence in US and E5 combined



Mortality VERY HIGH

- **30%** with best current standard-of-care Rx
- **70%** in areas without highest levels of care

TREATMENT ALGORITHM

Induction:
IV amphotericin B (either liposomal Ambisome™ or Amphotericin B deoxycholate) + flucytosine (5FC) for 1-2 weeks

Consolidation:
fluconazole for 8-12 weeks

MAJOR CHALLENGES

- High mortality
- Complex, resource-intense regimens requiring daily administration of IV amphotericin B
- Treatment-associated renal toxicity limits options

MAT2203: EnACT Phase 2 Study

EnACT	INDUCTION (2 WEEKS)		EARLY CONSOLIDATION (4 WEEKS)
COHORT 1 (n=10)	IV AMB[1] – 5 days	MAT2203 2.0 g/day – 10 days	MAT2203 + Fluconazole 1.5 g/day
COHORT 2 (n=40)	IV AMB – 2 days	MAT2203 1.8 g/day – 13 days	MAT2203 + Fluconazole 1.2 g/day
COHORT 3 (n=10)	MAT2203 1.8 g/day – 5 days	IV AMB – 10 days	MAT2203 + Fluconazole 1.2 g/day
COHORT 4 (n=40)	MAT2203 1.8 g/day – 15 days		MAT2203 + Fluconazole 1.2 g/day
SoC Control (control group for each cohort)	IV AMB +5FC[2] – 7 days	Fluconazole 1.2 g/day – 7 days	Fluconazole 0.8 g/day

- 45/56 participants enrolled to date
- Topline data expected Q4 2022

PRIMARY ENDPOINT:
Early Fungicidal Activity (EFA) > 0.20

SECONDARY ENDPOINTS:
Sterilization of CSF cultures,
Prevention of relapse (no breakthroughs),
Survival at 18 weeks, and Demonstrated safety

1. IV AMB = intravenous amphotericin B
2. Flucytosine

MATINAS BIOPHARMA

MAT2203: EnACT Phase 2 Study Results

EnACT Clinical Data Validates the Use of the LNC Platform to Enable Oral Administration and Overcome Toxicity

Exceeded the primary endpoint threshold

- EFA for MAT2203 was 0.42 (95% CI 0.29 to 0.55)

All patients completing induction achieved CSF sterility

- 97% for patients receiving MAT2203
- 76% for patients receiving SOC

No breakthrough Infections

- Over 10 weeks, no patients showed breakthrough infections post MAT2203 treatment

"Early Survival" at Day 30

- 98% for patients receiving MAT2203
- 88% for patients receiving IV Ampho (SOC)

MAT2203 was safe and well-tolerated over 6 weeks of treatment

- Repeat dosing showed no renal toxicity or electrolyte abnormalities
- No discontinuations due to AEs nor MAT2203-related SAEs

EnACT Phase III Pivotal Study Design

Assess MAT2203 as step-down induction and consolidation therapy after 2 days of IV AMB
Validate results observed in EnACT
Randomized 1:1:1 ratio to 1 of 2 MAT2203 arms or SoC



SCREENING
TREATMENT
N=270
R
MAT2203 Induction/ Consolidation n = 90
MAT2203 Induction/SOC Consolidation n = 90
SOC Induction/ Consolidation n = 90
IV AMB
MAT 2203 1800 mg/day
MAT 2203 1200 mg/day
5 FC
Fluconazole 800 mg/day
IV AMB
MAT 2203 1800 mg/day
5 FC
Fluconazole 800 mg/day
IV AMB
5 FC
Fluconazole 1200 mg/day
Fluconazole 800 mg/day
STUDY VISITS
0
DAY 2
WEEK 1
WEEK 2
WEEK 6
WEEK 10

PRIMARY ENDPOINT:
All-cause mortality at 2 weeks

Key Secondary Efficacy Endpoint:
Survival time through 10 weeks without *Cryptococcus* culture-positive relapse of meningitis

Other Secondary Endpoints include:
- Incidence of Grade 3-5 lab AEs
- Rate of CSF Cryptococcus clearance (EFA)
- CSF culture sterility (cumulative incidence over 10 weeks)
- 10-week survival time
- Use of rescue/additional IV AMB beyond scheduled use

- 270 participants
- 4 sites in Uganda
- Study Initiation Q1 2023
- NDA Filing H1 2025

MATINAS BIOPHARMA

Value Proposition for MAT2203

Oral Administration
enables earlier release
from hospital or avoidance
of home infusion

+

Lack of Nephrotoxicity
enables longer treatment duration
supported by oral
administration

LIFE CYCLE MANAGEMENT

Cryptococcal Meningitis → Invasive Fungal Infections (*Aspergillosis, candidiasis, mucormycosis, endemic mycoses*) → Prophylaxis in Transplant Patients

VALUE →

Overall Development Strategy:
CM is gateway indication, with stacking of follow-on indications including IFI and prophylaxis indications

IFI Phase 3 study start Q3 2023

MAT2203: Addressing a $550M+ Market with Active Regional and Global Pharma


MAT2203
Planned LCM expected to reach $500M-$750M in US Revenue

Cryptococcal Meningitis

Invasive fungal infections

Prophylaxis in IC patients

Comparable Deals

CIDARA THERAPEUTICS / mundipharma — September 2019

Cidara licenses ex-US / ex-Japan rights of rezafungin to Mundipharma

Upfront: $30M w/ $9M equity
Milestones: Co-development funding

Total Deal Value: Potentially $568M+

SCYNEXIS / HANSOH PHARMA — February 2022

Scynexis licenses Greater China rights of Ibrexafungorpis to Hansoh

Upfront: $10M
Milestones: $112M in regulatory / commercial milestones, plus royalties

Total Deal Value: $122M

F2G / SHIONOGI — May 2022

F2G licenses Asia & Europe rights of olorofim to Shionogi

Upfront: $100M
Milestones: $380M in regulatory / commercial milestones, plus royalties and shared dev. costs

Total Deal Value: $480M

CIDARA THERAPEUTICS / melinta therapeutics — July 2022

Cidara licenses US rights of rezafungin to Melinta

Upfront: $30M
Milestones: $60M in regulatory, $370M in commercial, plus royalties

Total Deal Value: $480M

MATINAS BIOPHARMA

MAT2501

& ONGOING PARTNERSHIP PROGRAMS



MAT2501: NTM Program Overview and SAD Topline Results



- NTM organisms are a frequent cause of challenging pulmonary infections, especially in patients with pre-existing inflammatory lung diseases such as cystic fibrosis
- LNC formulation enables oral administration, bioavailability and potentially eliminates oto-& nephron-toxicity, both of which are significant risks with the current standard of care, IV amikacin

Single Ascending Dose (SAD) PK Study Topline Results

QIDP & ODD potentially provide 12+ years exclusivity upon approval

Accelerated with $4.5M Cystic Fibrosis Foundation award

- Results confirmed earlier findings with legacy formulation at the same doses (200, 400, 800) with an additional higher dose (1000 mg; fasted/fed) tested in this study
- No SAEs or study discontinuations (only dose-related adverse event was diarrhea (mild to moderate))
- No evidence of ototoxicity or renal toxicity
- Rapid absorption with oral administration (T_{max} 2 hours)
- Dose-proportional increases in exposure
- Exposure significantly lower compared with IV administered amikacin, expected to translate to better safety profile

LNC-remdesivir: *In vivo* Assessment of Efficacy Against SARS-CoV-2

In mice infected with SARS-CoV-2, oral LNC-Remdesivir reduced viral lung titers (beginning on Day 2), improved congestion scores, and mitigated weight loss



Percent Starting Weight
110
100
90
80
70
0
1
2
3
4
5
Days Post Infection
Congestion Score
5
4
3
2
1
0
Day 5
Day 2
Day 5
Day 5
Day 2
Day 5
Uninfected
Infected Untreated
SQ Remdesivir
Oral LNC Remdesivir
Lung Titer (Log PFU/lobe)
10^8
10^7
10^6
10^5
10^4
10^3
10^2
10^1
Day 2
Day 5
Uninfected Control
Infected, Untreated Control
SQ Remdesivir 25 mg/kg BID
Oral LNC-Remdesivir 30 mg/kg BID

MATINAS BIOPHARMA

LNC-mRNA: Exclusive Research Collaboration with BioNTech

Focused on mRNA and certain other nucleic acids

- $2.75 million upfront exclusive access fee plus research funding
- Ongoing license agreement negotiations
- BioNTech's mRNA vaccine development expertise combined with Matinas' LNC delivery platform
- Builds on Matinas' extensive prior preclinical *in-vitro* vaccine work with LNC formulations of proteins, peptides and DNA plasmids
  - Oral bioavailability and enhanced stability
  - Non-immunogenic transfection
  - Able to elicit strong humoral and cellular immunity

Expanding LNC Intellectual Property Portfolio

Continuingly increasing our patent suite to increase protection and exclusivity

MAT2203 & 2501 potentially entitled to 12+ years of exclusivity (QIDP & ODD status)

Global Platform IP base protection out to 2037 with 20 patents issued in last 5 years

Strong IP & Regulatory Designations

MATINAS BIOPHARMA

Experienced Leadership Team

Executive Team



Jerome D. Jabbour, J.D.
Chief Executive Officer
Reliant Pharmaceuticals



Thomas J. Hoover, MBA
Chief Business Officer
Millendo Therapeutics, Sunovion, GSK



Theresa Matkovits, Ph.D.
Chief Development Officer
Novartis, NPS Pharmaceuticals, The Medicines Company



James J. Ferguson, M.D.
Chief Medical Officer
Amgen, The Medicines Company, AstraZeneca



Keith A. Kucinski, CPA, MBA
Chief Financial Officer
PAR Pharmaceutical, barr



Hui Liu, Ph.D., MBA
Chief Technical Officer
Allergan, Alcon, Seqirus



Raphael J. Mannino, Ph.D.
Chief Scientific Officer
biodelivery sciences, Rutgers Robert Wood Johnson Medical School

Board of Directors

Herbert Conrad
Chairman of the Board
Pharmasset, Celldex Therapeutics, Roche, Reliant

Eric J. Ende, MD, MBA
Director
genzyme, Merrill

James. S. Scibetta
Director
ImmuneID, Pacira, Maverick Therapeutics

Kathryn P. Corzo
Director
bit.bio, Takeda, Sanofi

Natasha Giordano
Director
PLx Pharma Inc., Xanodyne pharmaceuticals, inc.

Matthew A. Wikler, MD, MBA
Director
The Medicines Company, FDA

Jerome D. Jabbour, J.D.
CEO
Reliant

Matinas Has Executed on Multiple Milestones...... With More to Come

	1H 2022 Milestones & Catalysts	2H 2022 and Beyond Milestones & Catalysts
MAT2203	✔ FDA approval on Phase 3 of EnACT ✔ Initiate preclinical studies in *C. auris* and *mucormycosis* ✔ Data available from Phase 1 SAD study in healthy volunteers	✔ Feedback from EMA (ODD and Scientific Advice) ✔ PoC data from preclinical studies in *mucormycosis* Interim topline data from Cohort 4 of EnACT (all oral regimen Q4 2022 Initiate Phase 3 confirmatory study for CM induction (Q1 2023) Potential Global or Regional Commercialization partner
LNC Platform & Collaborations	✔ Initiate & receive data from 2nd *in vivo* study of oral LNC-RDV (sponsored by NIAID/Gilead ✔ *In vivo* & *in-vitro* studies with mRNA, DNA, oligonucleotides ✔ Nucleic acid research collaboration with large pharma	Potential BioNTech License Agreement & expansion of established research collaboration Potential additional platform collaborations

MATINAS BIOPHARMA

MATINAS

BIOPHARMA

Matinas BioPharma Holdings
(NYSE AMER: MTNB)
1545 Route 206 South
Suite 302
Bedminster, NJ 07921
(908) 484-8805
www.matinasbiopharma.com